SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: May 2, 1997
          (Date of Earliest Event Reported): (March 10, 1997)

                      SANTA FE PACIFIC GOLD CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

         Delaware             1-13096            85-0307713
        (State of            (Commission       (I.R.S. Employer
       of Incorporation)     File Number)      Identification No.)


               6200 Uptown Blvd, NE, Suite 400
                   Albuquerque, New Mexico              87110
          (Address of Principal Executive Offices)    (Zip Code)

                              (505) 880-5300
          (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
      (Former Name or Former Address, If Changed Since Last Report)



          ITEM 5.   OTHER EVENTS.

                    On March 10, 1997, SFPG amended its Rights
          Agreement (the "Rights Agreement"), dated as of January 26, 1995, between SFPG and Harris Trust and Savings Bank in order to render the Rights inapplicable to the Merger and the other transactions contemplated by the Merger Agreement. A copy of Amendment No. 2 to the Rights Agreement is attached hereto as Exhibit 4.1

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

               4.1 Amendment No. 2, dated as of March 10, 1997, to Rights Agreement, dated as of January 26, 1995, between SFPG Pacific Gold Corporation and
                    Harris Trust and Savings Bank.



                                  SIGNATURE

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SANTA FE PACIFIC GOLD CORPORATION

          Date:  May 2, 1997           By:  /s/  WAYNE JARKE
                                          Name:   Wayne Jarke
                                          Title:  Secretary



                                    EXHIBIT INDEX

          Number    Description                                        Page

          4.1       Amendment No. 2, dated as of March 10,
                    1997, to Rights Agreement, dated as of
                    January 26, 1995, between Santa Fe
                    Pacific Gold Corporation and Harris Trust and
                    Savings Bank.                                       5